Exhibit 15.2

ORDINARY MEETING OF SHAREHOLDERS OF

LUXOTTICA GROUP S.p.A.

April 29-30, 2009

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	The approval of the Company’s Statutory Financial Statements for the year ended December 31, 2008

NON – VOTING ITEM
		FOR	AGAINST	ABSTAIN
2.	The allocation of net income	☐	☐	☐

Note:         The lists for appointment of directors and auditors will be available on the Company’s website at www.luxottica.com Investor Relations, Corporate Governance Section

3.	The appointment of the Board of Directors, determination of the number of its members and determination of their compensation

3.1	Determination of the number of the members of the Board of Directors (Please select only one from this list)

		FOR	ABSTAIN
	3.1a	☐	☐
	3.1b	☐	☐
	3.1c	☐	☐
	3.1d	☐	☐
	3.1e	☐	☐
	3.1f	☐	☐
	3.1g	☐	☐
	3.1h	☐	☐

3.2	Elect the list for the Board of Directors (Please select only one from this list)

	3.2a	☐	☐
	3.2b	☐	☐
	3.2c	☐	☐
	3.2d	☐	☐
	3.2e	☐	☐
	3.2f	☐	☐
	3.2g	☐	☐
	3.2h	☐	☐

3.3	Determination of the compensation of the members of the Board of Directors (Please select only one from this list)

	3.3a	☐	☐
	3.3b	☐	☐
	3.3c	☐	☐
	3.3d	☐	☐
	3.3e	☐	☐
	3.3f	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:         Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ORDINARY MEETING OF SHAREHOLDERS OF

LUXOTTICA GROUP S.p.A.

April 29-30, 2009

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	ABSTAIN
	3.3g	☐	☐
	3.3h	☐	☐

4.	The appointment of the Board of Statutory Auditors and determination of their compensation

4.1	Appoint the Board of Statutory Auditors (Please select only one from this list)
	4.1a	☐	☐
	4.1b	☐	☐
	4.1c	☐	☐
	4.1d	☐	☐
	4.1e	☐	☐
	4.1f	☐	☐
	4.1g	☐	☐
	4.1h	☐	☐

4.2	Determination of the compensation of the Board of Statutory Auditors (Please select only one from this list)
	4.2a	☐	☐
	4.2b	☐	☐
	4.2c	☐	☐
	4.2d	☐	☐
	4.2e	☐	☐
	4.2f	☐	☐
	4.2g	☐	☐
	4.2h	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

LUXOTTICA S.p.A.

Proxy for Ordinary Meeting of Shareholders on April 29-30, 2009

(Continued and to be signed on the reverse side.)

14475

ORDINARY MEETING OF SHAREHOLDERS OF

LUXOTTICA GROUP S.p.A.

April 29-30, 2009

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions.  Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EDT on April 22, 2009.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

COMPANY NUMBER

ACCOUNT NUMBER

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	The approval of the Company’s Statutory Financial Statements for the year ended December 31, 2008	NON – VOTING ITEM

		FOR	AGAINST	ABSTAIN

2.	The allocation of net income	☐	☐	☐

Note: The lists for appointment of directors and auditors will be available on the Company’s website at www.luxottica.com Investor Relations, Corporate Governance Section

3.	The appointment of the Board of Directors, determination of the number of its members and determination of their compensation

3.1	Determination of the number of the members of the Board of Directors (Please select only one from this list)
		FOR		ABSTAIN
	3.1a	☐		☐
	3.1b	☐		☐
	3.1c	☐		☐
	3.1d	☐		☐
	3.1e	☐		☐
	3.1f	☐		☐
	3.1g	☐		☐
	3.1h	☐		☐
3.2	Elect the list for the Board of Directors (Please select only one from this list)
	3.2a	☐		☐
	3.2b	☐		☐
	3.2c	☐		☐
	3.2d	☐		☐
	3.2e	☐		☐
	3.2f	☐		☐
	3.2g	☐		☐
	3.2h	☐		☐
3.3	Determination of the compensation of the members of the Board of Directors (Please select only one from this list)
	3.3a	☐		☐
	3.3b	☐		☐
	3.3c	☐		☐
	3.3d	☐		☐
	3.3e	☐		☐
	3.3f	☐		☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ORDINARY MEETING OF SHAREHOLDERS OF

LUXOTTICA GROUP S.p.A.

April 29-30, 2009

PROXY VOTING INSTRUCTIONS

COMPANY NUMBER

ACCOUNT NUMBER

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions.  Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EDT on April 22, 2009.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	ABSTAIN
	3.3g	☐	☐
	3.3h	☐	☐
4.	The appointment of the Board of Statutory Auditors and determination of their compensation

4.1	Appoint the Board of Statutory Auditors (Please select only one from this list)
	4.1a	☐	☐
	4.1b	☐	☐
	4.1c	☐	☐
	4.1d	☐	☐
	4.1e	☐	☐
	4.1f	☐	☐
	4.1g	☐	☐
	4.1h	☐	☐

4.2	Determination of the compensaton of the Board of Statutory Auditors (Please select only one from this list)

	4.2a	☐	☐
	4.2b	☐	☐
	4.2c	☐	☐
	4.2d	☐	☐
	4.2e	☐	☐
	4.2f	☐	☐
	4.2g	☐	☐
	4.2h	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.   ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.